UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 31, 2006



                         NMS COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)

           Delaware                     0-23282                  04-2814586
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        incorporation)                                       Identification No.)


                             100 Crossing Boulevard
                         Framingham, Massachusetts 01702
                    (Address of principal executive offices)


                                  508-271-1000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under
    Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.05    Costs Associated with Exit or Disposal Activities

         On July 31, 2006, NMS Communications Corporation (the "Company") determined to terminate approximately 20 employees and to close a facility it maintains in Red Bank, NJ related to its Platforms Solutions business unit. These changes will be effective September 1, 2006. The Company expects the actions, which are a part of its ongoing efforts to optimize its product development activities, will have no material impact on any of its customers or products.

         In connection with these actions, the Company expects that during the third quarter of fiscal year 2006 it will incur and recognize total one time GAAP restructuring costs of approximately $1.5 million, comprised of employee termination costs of approximately $800,000 and lease termination and other costs of approximately $700,000 to close the Red Bank facility. Substantially all of the foregoing costs will result in future cash expenditures.

         The Company will amend this Report if it determines that estimates for restructuring will vary significantly from the estimates provided in this Report.

ITEM 2.06    Material Impairments

         The information contained in Item 2.05 above is incorporated by reference herein.


Safe Harbor Statement

Statements in this document expressing the beliefs, estimates and expectations of management regarding future performance may be construed as "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation those statements related to the Company's plan to close its Red Bank, NJ facility and the estimated costs and expenses resulting from such action. These statements are based on management's expectations as of the date of this document and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to risks and uncertainties including, but not limited to, uncertainty in communications spending, the implementation of the Company's strategic repositioning and market acceptance of the Company's new solutions strategy, quarterly fluctuations in financial results, the Company's ability to exploit fully the value of its technology and its strategic partnerships and alliances, the availability of products from the Company's contract manufacturer and product component vendors and other risks. These and other risks are detailed from time to time in the Company's filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2005.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 NMS COMMUNICATIONS CORPORATION


                                 By:   /s/ Robert P. Schechter
                                      ---------------------------------------
                                      Robert P. Schechter
                                      President, Chief Executive Officer and
                                      Chairman of the Board of Directors


Date:  August 2, 2006